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                                                                 EXHIBIT 10.8(b)


                             FIRST AMENDMENT TO
                    AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT made and entered into as of July 31, 1995, by and among INTERFACE, INC., a Georgia corporation ("Interface"), INTERFACE SCHERPENZEEL B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands ("Scherpenzeel B.V."), INTERFACE EUROPE LIMITED, a private company limited by shares organized and existing under the laws of England and Wales ("Europe Limited"; Interface, Scherpenzeel B.V. and Europe Limited referred to collectively herein as the "Borrowers"), TRUST COMPANY BANK, a banking corporation organized under the laws of the State of Georgia ("TCB"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), the other banks and lending institutions listed on the signature pages hereof (TCB, FNBC, and such other banks and lending institutions referred to collectively herein as the "Lenders"), TRUST COMPANY BANK, in its capacity as agent for those Lenders having outstanding Domestic Syndicated Loan Commitments or having outstanding Domestic Revolving Loans or Term Loans as provided in the Credit Agreement defined below (the "Domestic Agent"), THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as agent for those Lenders having outstanding Multicurrency Syndicated Loan Commitments or having outstanding Multicurrency Revolving Loans as provided in the Credit Agreement defined below (the "Multicurrency Agent"; the Domestic Agent and the Multicurrency Agent referred to collectively herein as the "Co-Agents"), and TRUST COMPANY BANK, in its capacity as collateral agent for the Co-Agents and Lenders (the "Collateral Agent");


                            W I T N E S S E T H:


     WHEREAS, the Borrowers, the Co-Agents, the Collateral Agent, and the Lenders are parties to a certain Amended and Restated Credit Agreement dated as of June 30, 1995 (the "Credit Agreement");





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     WHEREAS, pursuant to Section 8.12 of the Credit Agreement, the Borrowers
are required to establish certain accounts receivable purchase facilities on or before September 30, 1995;

     WHEREAS, in contemplation of the closing of such accounts receivable purchase facilities, the Borrowers have requested certain amendments to the Credit Agreement to allow for, and to more accurately reflect, the terms of such facilities;

     WHEREAS, the Co-Agents, the Collateral Agent, and certain Lenders constituting the "Required Lenders" pursuant to the Credit Agreement have agreed to such amendments, as more particularly set forth in this First Amendment, on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrowers the Lenders, the Co-Agents and the Collateral Agent agree as follows:

1. DEFINED TERMS. Except as otherwise expressly defined herein, each capitalized term used in this First Amendment that is defined in the Credit Agreement shall be used herein with the meaning assigned to such capitalized term in the Credit Agreement.

2.     AMENDMENTS TO SECTION 1.01 ("DEFINITIONS").

      (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

           "Bank Purchasers" shall mean the (i) Lenders participating in the Receivables Backup Purchase Agreement, (ii) any other financial institutions becoming a party thereto, and (iii) their respective successors and assigns.

           "CIBC" shall mean Canadian Imperial Bank of Commerce, a banking institution organized and existing under the laws of Canada, and its successors and assigns.

           "Receivables Subordinated Notes" shall mean any and all subordinated notes executed by Interface SPC from time to time in favor of Interface and evidencing advances made from time to time by Interface to Interface SPC in connection with, and pursuant to the terms of, the Accounts Receivable Facilities, provided that, the aggregate outstanding principal balance of such notes shall not at any time exceed $40,000,000.

      (b) The definition of the term "Accounts Receivable Facilities" in Section
1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and substituting in lieu thereof the following:



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          "Accounts Receivable Facilities" shall mean, collectively, the receivables financing facilities evidenced by the Receivables Transfer Agreements, the Receivables Sale Agreements and the Receivables Backup Purchase Agreements pursuant to which (i) certain of the Consolidated Companies shall sell accounts receivable to Interface SPC, (ii) Interface SPC shall sell such accounts receivable (or undivided ownership interests therein) to SPARCC or CIBC, and (iii) under certain circumstances, Interface SPC shall sell such accounts receivable (or undivided ownership interests therein) to the Bank Purchasers.

     (c) The definition of the term "Adjusted Working Capital" in Section 1.01 of the Credit Agreement is hereby amended by adding the words "without duplication" after the word "plus" in the third line thereof.

     (d) The definition of the term "Asset Sale" in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and substituting in lieu thereof the following:

           "(ii) sales of accounts receivables (or undivided ownership interests therein) of a Consolidated Company pursuant to the Accounts Receivable Facilities."

     (e) The definition of the term "Funded Debt" in Section 1.01 of the Credit Agreement is hereby amended by deleting clauses (ii), (iii) and (iv) thereof and substituting in lieu thereof the following:

           "(ii) the aggregate outstanding "Investment" of the purchasers pursuant to the Receivables Sale Agreements, (iii) the aggregate outstanding "Investment" of the purchasers pursuant to the Receivables Backup Purchase Agreements plus (without duplication) (iv) any other amounts due and owing to the Bank Purchasers pursuant to the Receivables Backup Purchase Agreements."

     (f) The definition of the term "Intercompany Loans" in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of said definition:

           "provided that, the advances made pursuant to the Receivables Subordinated Notes shall not constitute Intercompany Loans."


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     (g)  The definition of the term "Interface SPC" in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and substituting in lieu thereof the following:

           "Interface SPC" shall mean Interface Securitization Corporation, a Delaware corporation, the Consolidated Company organized as a special purpose corporation (i) to acquire accounts receivable from other Consolidated Companies pursuant to the Receivables Transfer Agreements,
      (ii) to sell such accounts receivable (or undivided ownership interests therein) to SPARCC or CIBC pursuant to the Receivables Sale Agreements, and (iii) under certain circumstances, to sell such accounts receivable (or undivided ownership interests therein) to the Bank Purchasers pursuant to the Receivables Backup Purchase Agreements, and such Consolidated Company's successors and permitted assigns."

     (h) The definition of the term "Pledged Stock" in Section 1.01 of the Credit Agreement is hereby amended by adding the words "other than Interface SPC" at the end of clause (i) of said definition.

     (i) The definitions of the terms "Receivables Backup Purchase Agreements," "Receivables Sale Agreements," and "Receivables Transfer Agreements" in Section
1.01 of the Credit Agreement are hereby amended by deleting said definitions in their entirety and substituting in lieu thereof the following:

           "Receivables Backup Purchase Agreements" shall mean the agreements among Interface SPC, as seller, Interface, as collection agent, the Bank Purchasers, as purchasers, TCB and FNBC, as co-agents, and FNBC, as documentation and collateral agent, providing for the sale by Interface SPC, and the purchase by the Bank Purchasers, of accounts receivable (or undivided ownership interests therein) originated by certain of the Consolidated Companies.

           "Receivables Sale Agreements" shall mean the agreements among Interface SPC, as seller, Interface, as collection agent, SPARCC, as purchaser, and CIBC, as servicing agent, providing for the sale by Interface SPC, and the purchase by SPARCC, of accounts receivable (or undivided ownership interests therein) originated by certain of the Consolidated Companies.

           "Receivables Transfer Agreements" shall mean, collectively, the agreement(s) between certain of the Consolidated Companies, as originators, and Interface SPC, as purchaser, providing for the sale by such Consolidated Companies, and the purchase by Interface SPC, of accounts receivable originated by such Consolidated Companies.

3. AMENDMENT TO SUBSECTION 8.07(Q) (NOTICE OF "INTERCOMPANY ASSET TRANSFERS"). Subsection 8.07(q) of the Credit Agreement is hereby amended by deleting the portion of such


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subsection following the parenthetical in the fifth line of such subsection and adding the following in lieu thereof:", excluding (i) sales or other transfers of assets in the ordinary course of business, where the Asset Value of such assets is greater than $5,000,000, and (ii) sales of accounts receivables or undivided ownership interests therein pursuant to the terms of the Accounts Receivable Facilities."

4.   AMENDMENT TO SECTION 8.11 ("ADDITIONAL CREDIT PARTIES AND COLLATERAL").
Section 8.11 of the Credit Agreement is hereby amended by deleting the first eleven words of clause (iv) thereof and substituting in lieu thereof the following: "the occurrence of any other event creating a new Material Subsidiary (other than Interface SPC which shall not be deemed to be a Material Subsidiary for the purposes of this Section 8.11), . . . ."

5. AMENDMENT TO SUBSECTION 9.01(K) ("INDEBTEDNESS"). Subsection 9.01(k) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

           "(k) Indebtedness, if any, owing by Interface or Interface SPC pursuant to the Accounts Receivable Facilities and Indebtedness, if any, owing by any other Consolidated Company party to the Receivables Transfer Agreements with respect thereto; and"

6. AMENDMENT TO SUBSECTION 9.02(I) ("LIENS"). Subsection 9.02(i) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

           "(i) Liens, if any, that may be deemed to have been granted by any Consolidated Company in favor of SPARCC, the Bank Purchasers or their respective agents, on accounts receivable and related property of such Consolidated Companies as a result of the sale and assignment thereof (or of undivided ownership interests therein) to SPARCC, the Bank Purchasers or their respective agents pursuant to the Accounts Receivable Facilities."

7.    AMENDMENT TO SECTION 9.03 ("MERGERS, ACQUISITIONS, SALES, ETC.").  Section
9.03 of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and substituting in lieu thereof the following:


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           "(iv) sales of accounts receivable (or of undivided ownership interests therein) pursuant to the Accounts Receivable Facilities as long as the total "Investment" of the purchasers party to the Receivables Backup Purchase Agreements and the Receivables Sale Agreements (as such term is defined in each such agreement) shall not exceed $100,000,000 in aggregate amount outstanding at any time,"

8. AMENDMENT TO SUBSECTION 9.05(A) ("INVESTMENTS, LOANS, ETC."). Subsection 9.05(a) of the Credit Agreement is hereby amended by adding the following at the end of said subsection: "and Investments by Interface in Interface SPC in the form of the Receivables Subordinated Notes;"

9. AMENDMENT TO SUBSECTION 9.08 ("OPTIONAL PREPAYMENTS"). Subsection 9.08 of the Credit Agreement is hereby amended by adding the following sentence at the end of said section: "It is expressly agreed that fluctuations in the amount of the Receivables Subordinated Notes or the total "Investment" of the purchasers party to the Receivables Backup Purchase Agreements and the Receivables Sale Agreements (as such term is defined in each such agreement) in accordance with the terms of the Accounts Receivable Facilities shall not constitute an optional prepayment of Indebtedness for purposes of this Section 9.08."

10.  AMENDMENT TO SUBSECTION 9.11 ("ADDITIONAL NEGATIVE PLEDGES").  Section
9.11 of the Credit Agreement is hereby amended by deleting the word "and" before clause (iii) thereof and adding the following at the end of said clause
(iii): "; and (iv) the terms of the Accounts Receivable Facilities with respect to the accounts receivable and related property transferred thereunder and the stock and other assets of Interface SPC."

11. AMENDMENT TO SECTION 9.12 ("LIMITATION ON PAYMENT RESTRICTIONS AFFECTING CONSOLIDATED COMPANIES"). Section 9.12 of the Credit Agreement is hereby amended by adding the following sentence at the end of said section:
"Notwithstanding the foregoing, nothing in this Section 9.12 shall be deemed to prohibit restrictions on dividends and distributions payable by Interface SPC, set forth in, or required by, the terms of any document executed in connection with the Accounts Receivable Facilities."

12.  AMENDMENT TO SECTION 9.13 ("ACTIONS UNDER CERTAIN DOCUMENTS").  Section
9.13 of the Credit Agreement is hereby amended by adding the following sentence at the end of said section: "In addition to the foregoing, without the prior consent of the Co-Agents, the Consolidated Companies shall not enter into any amendment or modification of the documents executed in connection with the Accounts Receivable Facilities which changes the definition of "Investment" or "Event of Termination" used therein or any other material provision thereof.

13.  AMENDMENT TO SUBSECTION 10.15 ("ACCOUNTS RECEIVABLE FACILITY").  Section
10.15 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

     "Section 10.15. Accounts Receivable Facility. There shall exist and continue for five (5) days any "Event of Termination" as provided under the terms of any of the Receivables Backup Purchase Agreements or the Receivables Sale Agreements (collectively, the "Receivables Securitization Agreements") other than an Event of Termination which arises from: (i) the matters described in subsection 12.1(f) of the Receivables Securitization Agreements;
(ii) any reduction in Interface's credit rating (or the imputed equivalent thereof); (iii) the operation of a cross-termination provision in such Receivables Securitization Agreements (that is, a provision in such Receivables Securitization Agreements under which the occurrence of any "Event of Termination" under any other Receivables Securitization Agreement is also an Event of Termination under such Receivables Securitization Agreements) which is not otherwise an Event of Default hereunder; (iv) any Consolidated Company's failure to comply with, or its making of any changes in or supplements to, its credit and collection policies; (v) any failure by Interface to maintain the minimum net worth required in Interface SPC under the terms of such Receivables Securitization Agreements; (vi) any amendment of the terms of any Consolidated Company's accounts receivable or any contract relating thereto or any waiver by such Consolidated Company of the terms and conditions of such contract; (vii) any change in the character of the business of any of the Consolidated Companies (which is not a violation of Section 9.09 hereof) or in their respective credit and collection policies; (viii) Interface SPC's entering into or becoming a party to any agreement or instruments incidental to its administration or operation other than those expressly permitted under the terms of such Receivables Securitization Agreement; (ix) any determination that the payment by Interface SPC to any of the Consolidated Companies of 100% of the net book value of the accounts receivable does not constitute the "reasonably equivalent value" of the accounts receivable and related rights sold by such Consolidated Company to Interface SPC in connection with the Accounts Receivable Facilities; (x) any change in the Certificate of Incorporation or By-Laws of Interface SPC; (xi) any failure by Interface SPC or Interface to comply with any of the affirmative or negative covenants in such Receivables Securitization Agreement which relate to the establishment and maintenance of Interface SPC's separate legal identity; (xii) the past-due or defaulted accounts receivable of any or all of the Consolidated Companies exceeding any applicable limitations set forth in such Receivables Securitization Agreement; (xiii) the aggregate "Dilutions" (as such term is defined in such Receivables Securitization Agreement) on any or all of the Consolidated Companies' accounts receivable exceeding any applicable limitation set forth in such Receivables Securitization Agreement; or (xiv) the "Portfolio



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


     Turnover" (as such term is used in such Receivables Securitization Agreement) exceeding any applicable limitation set forth in such Receivables Securitization Agreement."

14. AMENDMENTS TO SCHEDULES. The Schedules to the Credit Agreement are hereby amended as set forth below:

     (a) SCHEDULE 7.13. (MATERIAL SUBSIDIARIES). Schedule 7.13 to the Credit Agreement is hereby amended by adding the following thereto:

           "Interface Securitization Corporation, a Delaware corporation

           Toltec Fabrics, Inc., a Georgia corporation"


     (b)  SCHEDULE 7.18 (INDEBTEDNESS).   Schedule 7.18 to the Credit Agreement
is hereby amended by adding the following thereto:

           "Indebtedness incurred by the Consolidated Companies pursuant to the Accounts Receivable Facilities and permitted by Section 9.01; provided that the Lenders acknowledge and agree that the transfer of accounts receivable (or undivided ownership interests therein) pursuant to the Accounts Receivable Facilities is intended to constitute a true sale of such assets."

     (c) SCHEDULE 7.22 (PAYMENT OR DIVIDEND RESTRICTIONS). Schedule 7.22 to the Credit Agreement is hereby amended by adding the following thereto:

           "Restrictions on the payment of dividends or other distributions of Interface SPC set forth in, or required by the terms of, the Accounts Receivable Facilities."

15. REPRESENTATIONS AND WARRANTIES. Each of Interface (as to itself and all other Consolidated Companies) and each of the other Borrowers (as to itself and all of its Subsidiaries) represents and warrants to the Lenders as follows:

     (a) All representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof (except that the representation and warranty set forth in Section 7.19 of the Credit Agreement shall not be deemed to relate to any time subsequent to the date of the initial Loans under the Credit Agreement);

     (b) No Default or Event of Default has occurred and is continuing on the date hereof;

     (c) Since the date of the most recent financial statements of the Consolidated Companies submitted to the Lenders pursuant to Section 8.07(b), there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not any notice with respect to such change has otherwise been furnished to the Lenders pursuant to Section 8.07);

     (d) Each of the Borrowers has the corporate power and authority to make, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Borrower, or the validity or enforceability against any Borrower, of this Amendment, other than such consents, authorizations or filings which have been made or obtained (including without limitation, any necessary consultations with any Borrower's supervisory board, works council ("Ondernemingsraad") or similar body); and

     (e) This Amendment has been duly executed and delivered by each of the Borrowers and this Amendment constitutes a legal, valid and binding obligations of the Borrowers, respectively, enforceable against the Borrowers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

16. EFFECTIVENESS OF FIRST AMENDMENT. This First Amendment shall become effective upon the execution and delivery to the Domestic Agent of counterparts hereof (whether originals or facsimile transmissions thereof) on behalf of each of the Borrowers, the Co-Agents, the Collateral Agent, and those Lenders constituting the Required Lenders for purposes of the Credit Agreement. Upon the effectiveness of this Amendment, the Borrowers shall be deemed to have satisfied the requirements of the first sentence of Section 8.12 of the Credit Agreement.

17. REFERENCES TO CREDIT AGREEMENT. On and after the date this First Amendment becomes effective as provided in paragraph 16 above, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this First Amendment. The Borrowers further confirm and agree that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Credit Documents remain in full force and effect in accordance with their respective terms.

18. COUNTERPARTS. This First Amendment may be executed in any number of counterparts and


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


by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

19. MISCELLANEOUS. This First Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia. This First Amendment shall be binding on and shall inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.


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


     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.



                                        INTERFACE, INC.


                                        By:
                                           --------------------------
                                                Daniel T. Hendrix
                                                Attorney-in-Fact


                                        INTERFACE SCHERPENZEEL,
                                        B.V.


                                        By:
                                           --------------------------
                                                Daniel T. Hendrix
                                                Attorney-in-Fact


                                        INTERFACE EUROPE LIMITED


                                        By:
                                           --------------------------
                                                Daniel T. Hendrix
                                                Attorney-in-Fact

[Signature Page to First Amendment to Amended and Restated Credit
Agreement by and between Interfact, Inc., Interface Scherpenzeel B.V. and Interface Europe Limited, as Borrowers, Trust Company Bank and The First National Bank of Chicago, as Co-Agents, and the Lenders party thereto]



                                   TRUST COMPANY BANK,
                                   AS DOMESTIC AGENT AND
                                   COLLATERAL AGENT


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]

                                   THE FIRST NATIONAL BANK
                                   OF CHICAGO, AS
                                   MULTICURRENCY AGENT


                                   By:
                                      ---------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]


                                   TRUST COMPANY BANK


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]


                                   THE FIRST NATIONAL BANK
                                   OF CHICAGO


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]


                                   ABN AMRO BANK N.V.


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]



                                   BANK SOUTH


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]


                                   THE BANK OF TOKYO LTD.,
                                   ATLANTA AGENCY


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]




                                   CIBC, INC.


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]


                                   CREDITANSTALT-BANKVERIEN

                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]




                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------



                                   CREDIT LYONNAIS CAYMAN ISLAND
                                   BRANCH

                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]


                                   THE DAIWA BANK, LIMITED


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]




                                   FIRST UNION NATIONAL
                                   BANK OF GEORGIA


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]


                                   FLEET BANK OF MAINE


                                   By:
                                      -------------------------------
                                      Name: Neil C. Buitenhuys
                                      Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]



                                   NATIONSBANK, N.A. (CAROLINAS)
                                   (FORMERLY KNOWN AS NATIONSBANK
                                   OF NORTH CAROLINA, N.A.)


                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT BY AND BETWEEN INTERFACE, INC., INTERFACE SCHERPENZEEL B.V. AND INTERFACE EUROPE LIMITED, AS BORROWERS, TRUST COMPANY BANK AND THE FIRST NATIONAL BANK OF CHICAGO, AS CO-AGENTS, AND THE LENDERS PARTY THERETO]


                                   WACHOVIA BANK OF GEORGIA, N.A.

                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

                                   By:
                                      -------------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

                                                               EXHIBIT 10.8(b)

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT made and entered into as of November 21, 1995, by and among INTERFACE, INC., a Georgia corporation ("Interface"), INTERFACE SCHERPENZEEL B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands ("Scherpenzeel B.V."), INTERFACE EUROPE LIMITED, a private company limited by shares organized and existing under the laws of England and Wales ("Europe Limited"; Interface, Scherpenzeel B.V. and Europe Limited referred to collectively herein as the "Borrowers"), SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), a banking corporation organized under the laws of the State of Georgia ("TCB"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), the other banks and lending institutions listed on the signature pages hereof (TCB, FNBC, and such other banks and lending institutions referred to collectively herein as the "Lenders"), SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), in its capacity as agent for those Lenders having outstanding Domestic Syndicated Loan Commitments or having outstanding Domestic Revolving Loans or Term Loans as provided in the Credit Agreement defined below (the "Domestic Agent"), THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as agent for those Lenders having outstanding Multicurrency Syndicated Loan Commitments or having outstanding Multicurrency Revolving Loans as provided in the Credit Agreement defined below (the "Multicurrency Agent"; the Domestic Agent and the Multicurrency Agent referred to collectively herein as the "Co-Agents"), and SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), in its capacity as collateral agent for the Co-Agents and the Lenders (the "Collateral Agent");


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Borrowers, the Co-Agents, the Collateral Agent, and the Lenders are parties to a certain Amended and Restated Credit Agreement dated as of June 30, 1995, as amended by a certain First Amendment to Amended and Restated Credit Agreement dated as of July 31, 1995 (as so amended, the "Credit Agreement");

     WHEREAS, the Borrowers have requested that the Lenders and the Co-Agents approve, pursuant to the requirements of the Credit Agreement, the terms and conditions of certain debt instruments to be issued by Interface, and to amend certain covenants and other provisions of the Credit Agreement as now in effect;

     WHEREAS, the Co-Agents and certain Lenders constituting the "Required Lenders" pursuant to the Credit Agreement have agreed to approve the terms and conditions of such debt instruments and to effect such amendments, as more particularly set forth in this Second Amendment, on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrowers, the Lenders, the Co-Agents and the Collateral Agent agree as follows:

1. DEFINED TERMS. Except as otherwise expressly defined herein, each capitalized term used in this Second Amendment that is defined in the Credit Agreement shall be used herein with the meaning assigned to such capitalized term in the Credit Agreement.

2.   AMENDMENTS TO SECTION 1.01 ("DEFINITIONS").


     (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

           "Redeemable Capital Stock" shall mean any shares of any class or series of capital stock that, either by the terms thereof, by the terms of any security into which it is convertible or exchangeable, or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the Term Loan Final Maturity Date or is redeemable at the option of the holder thereof at any time prior to the Term Loan Final Maturity Date, or is convertible into or exchangeable for debt securities at any time prior to the Term Loan Final Maturity Date.

           "Senior Subordinated Notes" shall mean, collectively, the unsecured Senior Subordinated Notes Due 2005 issued by Interface, and guaranteed by certain Subsidiaries of Interface, in the aggregate principal amount of $125,000,000 (plus the aggregate principal amount, if any, of such Senior Subordinated Notes issued pursuant to the underwriters' over-allotment option up to a total amount of $18,750,000), as more particularly described on the Senior Subordinated Notes Description, together with any and all "Exchange Notes" (as defined in the Senior Subordinated Notes Description) issued to holders of such Senior Subordinated Notes in exchange therefor.

           "Senior Subordinated Notes Description" shall mean the description of the Senior Subordinated Notes as set forth in Exhibit Y attached hereto and by this reference made a part hereof.

           "Senior Subordinated Notes Guarantor" shall mean each Subsidiary of Interface that is a "Guarantor" with respect to the Senior Subordinated Notes as provided in the Senior Subordinated Notes Description.

           "Significant Subsidiary" shall have the same meaning as in Rule 1.02(v) of Regulation S-X under the Securities Act of 1933, as amended.

           "Subordinated Debentures Redemption Charge" shall mean the aggregate amount of the charge(s) (net of income tax), if any, reflected on Interface's financial statements resulting from the write-off of deferred financing costs, and the payment of the redemption premium required to be made, in connection with Interface's early redemption of the Subordinated Debentures.

     (b) The definition of the term "Consolidated EBITA" in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and substituting in lieu thereof the following:

           "Consolidated EBITA" shall mean, for any fiscal period of Interface, an amount equal to (A) the sum for such fiscal period of Consolidated Net Income (Loss) plus, to the extent subtracted in determining such Consolidated Net Income (Loss), provisions for taxes based on income, Consolidated Interest Expense, Subordinated Debentures Redemption Charge, and amortization of goodwill and deferred financing costs, minus (B) any items of gain (or plus any items of loss) which were included in determining such Consolidated Net Income (Loss) and were (x) not realized in the ordinary course of business or (y) the result of any sale of assets.

      (c) The definition of the term "Excess Cash Flow" in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and substituting in lieu thereof the following:

           "Excess Cash Flow" shall mean, for any fiscal year of Interface (A) the sum of the amounts for such fiscal year of Consolidated Net Income
      (Loss), plus (to the extent subtracted in determining such Consolidated Net Income (Loss)) depreciation expense, amortization expense, provisions for deferred tax expense based on income (or minus provisions for deferred tax credit, as the case may be), the Subordinated Debentures Redemption Charge, and other non-cash items reducing Consolidated Net Income (Loss) (or minus other non-cash items increasing Consolidated Net Income (Loss)), as determined in accordance with GAAP, all as determined on a consolidated basis for the Consolidated Companies, minus (B) the sum of (i) Capital Expenditures for such fiscal year, (ii) the amount by which Adjusted Working Capital as determined on the last day of such fiscal year exceeds (or minus the amount by which such Adjusted Working Capital is less than) Adjusted Working Capital as determined on the last day of the preceding fiscal year (such changes in Adjusted Working Capital caused by currency fluctuations to be calculated in accordance with FASB-52), (iii) required principal payments on the Term Loans pursuant to Section 2.02(b) during such fiscal year, (iv) regularly scheduled principal payments on other Indebtedness of the Consolidated Companies as permitted under Section 9.01 during such fiscal year, and (v) the total amount of regularly scheduled cash dividends with respect to capital stock paid by Interface during such fiscal year as permitted under Section 9.04.

      (d) The definition of the term "Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and substituting in lieu thereof the following:

           "Indebtedness" of any Person shall mean, without duplication (i) all obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, and obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all rental obligations under leases required to be capitalized under GAAP; (iii) all Guaranties of such Person (including contingent reimbursement obligations under undrawn letters of credit); (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; (v) obligations or other liabilities under Currency Contracts, Interest Rate Contracts, or similar agreements or combinations thereof; and (vi) Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based on, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

      (e) The definition of the term "Subordinated Debt" in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and substituting in lieu thereof the following:

           "Subordinated Debt" shall mean (i) Indebtedness outstanding pursuant to the

      Subordinated Debentures and the Senior Subordinated Notes, and
      (ii) other Indebtedness of Interface subordinated to all obligations of Interface or any other Credit Party arising under this Agreement, the Notes, and the Guaranty Agreements on terms and conditions satisfactory in all respects to the Co-Agents and the Required Lenders, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, and subordination provisions, as evidenced by the written approval of the Co-Agents and the Required Lenders.


3.     AMENDMENTS TO SECTION 2.03 ("MANDATORY PREPAYMENTS").  Paragraph (a) of
Section 2.03 of the Credit Agreement is hereby amended by deleting said paragraph (a) in its entirety and substituting in lieu thereof the following:


           (a)     No mandatory prepayment shall be required pursuant to this
      Section 2.03(a) until the aggregate amount of Asset Sales occurring after October 2, 1994 exceeds $10,000,000 (based on the Asset Values thereof, but excluding in the foregoing computation (i) Asset Sales resulting from loss, damage, destruction, or taking where the proceeds thereof are utilized so as to be excluded from the definition of Net Proceeds, and (ii) Asset Sales occurring as a part of any sale and leaseback transactions permitted pursuant to Section 9.06). Whenever such Asset Values shall have equaled or exceeded such amount, the following prepayments shall be required to be made:

                 (i) Within ten (10) Business Days after each date on which any Consolidated Company receives any Net Proceeds as a result of or in connection with an Asset Sale by any Consolidated Company, the Term Loans outstanding under Section 2.01 shall be prepaid by an amount equal to forty percent (40%) of such Net Proceeds (such amount being subject to adjustment pursuant to paragraph (c) of this
           Section 2.03) plus interest accrued and unpaid on the amount of such prepayment. If immediately prior to any Asset Sale the aggregate amount of prior Asset Sales (determined as aforesaid) is less than $10,000,000, but such Asset Sale causes the $10,000,000 threshold amount to be exceeded, then forty percent (40%) of a pro rata portion of the Net Proceeds of such Asset Sale, based upon the ratio of the amount of the Asset Value of such Asset Sale in excess of the $10,000,000 threshold to the total Asset Value of such Asset Sale, shall be applied as set forth in the preceding sentence; and

                 (ii) If, within fourteen (14) months following an Asset Sale described in the preceding clause (i), the remaining sixty percent (60%) of such Net Proceeds, or pro rata portion thereof, has neither been (x) invested in properties and assets that replace the properties and assets that were the subject of such Asset Sale, or in properties and assets that will be used in the businesses of Interface and its Subsidiaries existing on November 1, 1995 or in businesses reasonably related thereto, or (y) used to prepay the Term Loans outstanding under Section 2.01 or, if the Term Loans have been paid in full, to prepay the outstanding Domestic Revolving Loans and Multicurrency Revolving Loans and permanently reduce the Domestic Syndicated Loan Commitments and Multicurrency Syndicated Loan Commitments as provided in Section 3.03(b) and Section 4.03(c), then Interface shall promptly prepay any and all such remaining amounts (such amounts being subject to adjustment pursuant to paragraph (c) of this Section 2.03) not so invested or previously prepaid and such amounts shall be applied as provided in this
            Section 2.03(a) and/or in Section 3.03(b) and Section 4.03(c) with the permanent reductions in commitments as provided therein.


      Notwithstanding the foregoing, if all or substantially all of the assets of any Senior Subordinated Notes Guarantor that is a Significant Subsidiary, or all of the capital stock of any Senior Subordinated Notes Guarantor that is a Significant Subsidiary, is sold (including by issuance or otherwise) by Interface or any of its Subsidiaries to any Person other than Interface or its wholly owned Subsidiaries, then the entire amount of the Net Proceeds from such transaction shall immediately be used to prepay the Term Loans or, if the Term Loans have been paid in full, to prepay the outstanding Domestic Revolving Loans and Multicurrency Revolving Loans and permanently reduce the Domestic Syndicated Loan Commitments and Multicurrency Syndicated Loan Commitments as provided in Section 3.03(b) and Section 4.03(c).

           All such prepayments under this Section 2.03(a) shall be applied in each case against all remaining scheduled amortization payments on a pro rata basis, without prejudice, however, to the provisions of Section 2.03(c). Notwithstanding the limitations on reductions of the Domestic Syndicated Loan Commitments and Multicurrency Syndicated Loan Commitments in Section 3.03(b) and Section 4.03(c), respectively, any reductions in such commitments otherwise required by this Section 2.03(a) shall be made regardless of whether, after giving effect to such reductions, such commitments would be less than $135,000,000 in the aggregate.


4.     AMENDMENT TO SECTION 8.09 ("FINANCIAL COVENANTS"). Paragraph (e) of
Section 8.09 of the Credit Agreement is hereby amended by deleting said paragraph (e) in its entirety and substituting in lieu thereof the following:

           (e) Leverage Ratio. Maintain as of the last day of each fiscal quarter a maximum

      Leverage Ratio of sixty percent (60%).


5. AMENDMENT TO ARTICLE 8 ("AFFIRMATIVE COVENANTS"). Article 8 of the Credit Agreement is hereby amended by adding an additional Section 8.13 at the end of said Article 8 as follows:


           SECTION 8.13. USE OF PROCEEDS OF SENIOR SUBORDINATED NOTES. Interface shall use the proceeds from the issuance of the Senior Subordinated Notes (net of underwriting discounts and commissions and other expenses incurred in connection with such issuance) solely for the purpose of (i) paying the costs of redemption (including any applicable redemption premium) of all outstanding Subordinated Debentures not being converted into shares of the Company's common stock pursuant to the terms of the Subordinated Debentures, and (ii) repaying the principal amounts outstanding as Domestic Revolving Loans and/or Multicurrency Revolving Loans, including all interest accrued and unpaid on such principal amounts so repaid, in accordance with the applicable provisions of
      Article 3 and Article 4 hereof.


 6. AMENDEMENTS TO SECTION 9.01 ("INDEPTEDNESS"). Section 9.01 of the Credit Agreement is hereby amended by deleting in their entirety paragraphs (b) and
(g) from said Section 9.01 and substituting in lieu thereof the following paragraphs (b) and (g):

           (b) The Subordinated Debentures, the Senior Subordinated Notes, and other Indebtedness outstanding on June 30, 1995 and described on Schedule 9.01(b) (excluding Refinanced Indebtedness);

           . . . .

           (g) Subordinated Debt (other than the Subordinated Debentures and Senior Subordinated Notes) in an aggregate principal amount not to exceed $50,000,000;


7. AMENDEMENT TO SECTION 9.04 ("DIVIDENDS, ETC."). Section 9.04 of the Credit Agreement is hereby amended by deleting said Section 9.04 in its entirety and substituting in lieu therof the following:

           SECTION 9.04. DIVIDENDS, ETC. Interface shall not declare or pay any dividend on its capital stock, or make any payment to purchase, redeem, retire or acquire any of its Subordinated Debt or capital stock or any option, warrant, or other right to acquire such Subordinated Debt or capital stock, other than:

                 (i) dividends payable solely in shares of capital stock;

                 (ii) payments made by Interface to repurchase any shares of
            Class A Common Stock of Interface previously delivered as a portion of the consideration paid in the Prince Street Acquisition, as may be provided in the Prince Street Acquisition Agreement;

                 (iii) cash dividends declared and paid, and all other such payments made, after December 29, 1991 (but excluding any payments made pursuant to clause (ii) above) in an aggregate amount at any time not to exceed (x) $10,000,000, plus (y) fifty percent (50%) of Consolidated Net Income (or minus one hundred percent (100%) of Consolidated Net Loss) earned during Interface's 1992 fiscal year and thereafter (such period to be treated as one accounting period); and

                 (iv) payments made by Interface, from the proceeds of the
            issuance of the Senior Subordinated Notes, to redeem those Subordinated Debentures not being converted into shares of Interface's common stock pursuant to the terms of such Subordinated Debentures, as required by Section 8.13;

      provided, however, no such payment may be made pursuant to clause (ii) above, and no such dividend or other payment may be paid or made pursuant to clause (iii) above, unless (x) the full amount of the mandatory prepayment required by Section 2.03(b), Section 3.04 or Section 4.04 has been made, and (y) no Default or Event of Default exists at the time of such declaration or payment, or would exist as a result of such declaration or payment. Nothing in this Section 9.04 shall prevent the conversion of the Convertible Preferred Stock or the Subordinated Debentures into the common stock of Interface.


8. AMENDMENT TO SECTION 9.08 ("OPTIONAL PREPAYMENT"). Section 9.08 of the Credit Agreement is hereby amended by deleting said Section 9.08 in its entirety and substituting in lieu thereof the following.

           SECTION 9.08. OPTIONAL PREPAYMENTS. Directly or indirectly, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any optional payment on account of any principal of, interest on, or premium payable in connection with the optional prepayment, redemption or retirement of, any of its Indebtedness, or give a notice of redemption with respect to any such Indebtedness, or make any payment in violation of the subordination provisions of any Subordinated Debt, except with respect to (i) the Obligations under this Agreement and the Notes, (ii) redemptions, purchases or other acquisition of the Subordinated Debentures as contemplated by Section 8.13, (iii) prepayments of Indebtedness outstanding pursuant to revolving credit, overdraft and line of credit facilities permitted pursuant to Section 9.01, (iv) permitted prepayments of Indebtedness incurred in connection with industrial revenue bonds upon the occurrence of a determination of an event of taxability entitling the holder(s) thereof to receive a higher rate of interest, (v) Intercompany Loans made or outstanding pursuant to Section 9.01(h)(i) where demand for payment has been made in accordance with
      Section 9.13, and (vi) Intercompany Loans made or outstanding pursuant to
      Section 9.01(h)(ii) upon the prior written consent of the Co-Agents.


9. AMENDMENT TO ARTICLE 9 ("NEGATIVE COVENANTS"). Article 9 of the Credit Agreement is hereby amended by adding an additional Section 9.14 at the end of said Article 9 as follows:


           SECTION 9.14. DESIGNATED SENIOR INDEBTEDNESS. Without the prior written consent of the Co-Agents, cause any Indebtedness of Interface or any of its Subsidiaries to become "Designated Senior Indebtedness" as provided in the indenture pursuant to which the Senior Subordinated Notes have been issued.


10. AMENDMENT TO SECTION 10.02 ("COVENANTS WITHOUT NOTICE"). Section 10.02 of the Credit Agreement is hereby amended by deleting from said Section the phrase "9.11 through 9.13;" and substituting in lieu thereof the phrase "9.11 through 9.14;".


11.     AMENDEMENT TO SECTION 10.11 ("CHANGE IN CONTROL OF INTERFACE").
Section 10.11 of the Credit Agreement is hereby amended by deleting said
Section 10.11 in its entirety and substituting in lieu thereof the following:


           SECTION 10.11. CHANGE IN CONTROL OF INTERFACE. (i) So long as the holders of Interface's Class B common stock are entitled to elect a majority of Interface's board of directors, the Existing Shareholder Group shall at any time fail to be the "beneficial owners" (as defined in Rule 13d-3 under the Exchange Act) of a majority of the issued and outstanding shares of Interface's Class B common stock; or (ii) at any time during which the holders of Interface's Class B common stock have ceased to be entitled to elect a majority of Interface's board of directors (A) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Existing Shareholder Group, shall become the "beneficial owner(s)" (as defined in said Rule 13d-3) of more than 35% of the then outstanding common stock of Interface entitled to vote for members of Interface's board of directors, or any such lesser amount of such common stock so that such "person" or "group" possesses effective control (as such term is defined in the second sentence of the definition of "Affiliate" in Section 1.01) of Interface, or (B) during any period of twenty-four (24) consecutive calendar months, individuals who at the beginning of such period constituted Interface's board of directors (together with any new directors whose election by Interface's board of directors or whose nomination for election by Interface's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or (iii) any event or condition shall occur or exist which, pursuant to the terms of any Change in Control Provision, requires or permits the holder(s) of Interface Control Debt to require that such Interface Control Debt be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Interface Control Debt to be accelerated in any respect; provided, however, that no Event of Default hereunder shall be deemed to exist upon the occurrence of any event or condition described in the foregoing clauses (i), (ii) or (iii) until thirty (30) days after the first occurrence or existence of such event or condition;


12. APPROVAL OF SENIOR SUBORDINATED NOTES AS "SUBORDINATED DEBT". Upon execution of this Second Amendment by the Co-Agents and those Lenders constituting the Required Lenders under the Credit Agreement and the issuance of the Senior Subordinated Notes on terms and conditions consistent with those set forth in the Senior Subordinated Notes Description, the terms and conditions of the Senior Subordinated Notes shall be approved and the Senior Subordinated Notes shall constitute "Subordinated Debt" for purposes of the Credit Agreement.


13. AMENDMENT FEE. Interface agrees to pay to each Lender, on or before the effective date of this Second Amendment, a fee in the amount of $5,000 in connection with this Second Amendment.


14. REPRESENTATIONS AND WARRANTIES. Each of Interface (as it itself and all other Consolidated Companies) and each of the other Borrowers (as to itself and all of its Subsidiaries) represents and warrants to the Lenders as follows:


      (a) All representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof (except that the representation and warranty set forth in Section 7.19 of the Credit Agreement shall not be deemed to relate to any time subsequent to the date of the initial Loans under the Credit Agreement);

        (b) No Default or Event of Default has occurred and is continuing on the date hereof;

        (c) Since the date of the most recent financial statements of the Consolidated Companies submitted to the Lenders pursuant to Section 8.07(b), there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not any notice with respect to such change has otherwise been furnished to the Lenders pursuant to Section 8.07);

        (d)    Each of the Borrowers has the corporate power and authority  to
make,   deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Borrower, or the validity or enforceability against any Borrower, of this Amendment, other than such consents, authorizations or filings which have been made or obtained (including without limitation, any necessary consultations with any Borrower's supervisory board, works council ("Ondernemingsraad") or similar body); and

     (e) This Amendment has been duly executed and delivered by each of the Borrowers and this Amendment constitutes a legal, valid and binding obligations of the Borrowers, respectively, enforceable against the Borrowers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.


15. EFFECTIVENESS OF SECOND AMENDMENT. The Second Amendment shall become effective upon (i) the execution and delivery to the Domestic Agent of counterparts hereof (whether originals or facsimile transmissions thereof) on behalf of each of the Borrowers, the Co-Agents, and those Lenders constituting the Required Lenders for purposes of the Credit Agreement, and (ii) payment of all fees required to be paid pursuant to Paragraph 13 of this Second Amendment.


16. REFERENCES TO CREDIT AGREEEMENT. On and after the date this Second Amendment becomes effective as provided in Paragraph 15 above, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Second Amendment. The Borrowers further confirm and agree that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Credit Documents remain in full force and effect in accordance with their respective terms.


17. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


18. MISCELLANEOUS. This Second Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Second Amendment shall be binding on and shall inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.

                                           INTERFACE, INC.


                                           By:
                                              ---------------------------
                                                    Daniel T. Hendrix
                                                     Vice President


                                           INTERFACE SCHERPENZEEL,
                                             B.V.


                                           By:
                                              ----------------------------
                                                    Daniel T. Hendrix
                                                    Attorney-in-Fact


                                           INTERFACE EUROPE LIMITED


                                           By:
                                              ----------------------------
                                                    Daniel T. Hendrix
                                                    Attorney-in-Fact

[Signature Page to Second Amendment to Amended and Restated Credit Agreement by and between Interface, Inc., Interface Scherpenzeel B.V. and Interface Europe Limited, as Borrowers, SunTrust Bank, Atlanta, and The First National Bank of Chicago, as Co-Agents, and the Lenders parties thereto]


                                          SUNTRUST BANK, ATLANTA
                                          (FORMERLY TRUST COMPANY BANK),
                                          AS DOMESTIC AGENT AND
                                          COLLATERAL AGENT

                                          By:
                                             ----------------------------
                                             Name:
                                                  --------------------------
                                             Title:
                                                   -------------------------


                                          By:
                                             ----------------------------
                                             Name:
                                                  --------------------------
                                             Title:
                                                   -------------------------

                           THE FIRST NATIONAL BANK
                             OF CHICAGO, AS
                             MULTICURRENCY AGENT


                          By:
                             ---------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------

[Signature Page to Second Amendment to Amended and Restated Credit Agreement by and between Interface, Inc., Interface Scherpenzeel B.V. and Interface Europe Limited, as Borrowers, SunTrust Bank, Atlanta, and the First National Bank of Chicago, as Co-Agents, and the Lenders parties thereto]


                                          SUNTRUST BANK, ATLANTA
                                          (FORMERLY TRUST COMPANY BANK),



                                          By:
                                             ----------------------------
                                             Name:
                                                  -----------------------
                                             Title:
                                                   ----------------------


                                          By:
                                             ----------------------------
                                             Name:
                                                  -----------------------
                                             Title:
                                                   ----------------------

                                    THE FIRST NATIONAL BANK
                                      OF CHICAGO


                                    By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------

[Signature Page to Second Amendment to Amended and Restated Credit Agreement by and between Interface, Inc., Interface Scherpenzeel B.V. and Interface Europe Limited, as Borrowers, SunTrust Bank, Atlanta, and The First National Bank of Chicago, as Co-Agents, and the Lenders party thereto]


                                     ABN AMRO BANK N.V.


                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                             ----------------------------

                                     BANK SOUTH


                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                     By:
                                        ---------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                             ----------------------------

                                       THE BANK OF TOKYO LTD.,
                                        ATLANTA AGENCY


                                       By:
                                          -----------------------------
                                          Name:
                                               ------------------------
                                          Title:
                                                -----------------------

[Signature Page to Second Amendment to Amended and Restated Credit Agreement by and between Interface, Inc., Interface Scherpenzeel B.V. and Interface Europe Limited, as Borrowers, SunTrust Bank, Atlanta, and The First National Bank of Chicago, as Co-Agents, and the Lenders party thereto]


                                CIBC, INC.


                                By:
                                   --------------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

                                CREDITANSTALT-BANKVERIEN



                                By:
                                   --------------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------


                                By:
                                   --------------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

[Signature Page to Second Amendment to Amended and Restated Credit Agreement by and between Interface, Inc., Interface Scherpenzeel B.V. and Interface Europe Limited, as Borrowers, SunTrust Bank, Atlanta, and The First National Bank of Chicago, as Co-Agents, and the Lenders party thereto]


                                CREDIT LYONNAIS NEW YORK BRANCH


                                By:
                                   --------------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------




                                CREDIT LYONNAIS CAYMAN ISLAND
                                BRANCH



                                By:
                                   --------------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

                                THE DAIWA BANK, LIMITED



                                By:
                                   --------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------



                                By:
                                   --------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------

[Signature Page to Second Amendment to Amended and Restated Credit Agreement by and between Interface, Inc., Interface Scherpenzeel B.V. and Interface Europe Limited, as Borrowers, SunTrust Bank, Atlanta, and The First National Bank of Chicago, as Co-Agents, and the Lenders party thereto]


                                FIRST UNION NATIONAL
                                BANK OF GEORGIA



                                By:
                                   --------------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

                             FLEET BANK OF MAINE


                             By:
                                ---------------------------------
                             Name:  Neil C. Buitenhuys
                             Title: Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement by and between Interface, Inc., Interface Scherpenzeel B.V. and Interface Europe Limited, as Borrowers, SunTrust Bank, Atlanta, and The First National Bank of Chicago, as Co-Agents, and the Lenders party thereto]

                               NATIONSBANK, N.A. (CAROLINAS)
                                (FORMERLY KNOWN AS NATIONSBANK
                                 OF NORTH CAROLINA, N.A.)


                                By:
                                   --------------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

                                WACHOVIA BANK OF GEORGIA, N.A.



                                By:
                                   --------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                                By:
                                   --------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------

                                                                 EXHIBIT 10.8(b)


                                                                  EXECUTION COPY

================================================================================


                                  THIRD AMENDMENT TO
                                 AMENDED AND RESTATED
                                   CREDIT AGREEMENT


                             dated as of February 28, 1996

                                         among


                                   INTERFACE, INC.,

                             INTERFACE SCHERPENZEEL B.V.,

                               INTERFACE EUROPE LIMITED,

                              THE LENDERS LISTED HEREIN,

                                SUNTRUST BANK, ATLANTA
                             (FORMERLY TRUST COMPANY BANK)

                                          and

                          THE FIRST NATIONAL BANK OF CHICAGO,

                                     as Co-Agents,

                                          and

                                SUNTRUST BANK, ATLANTA

                                  as Collateral Agent


=============================================================================

                               THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                 THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") made and entered into as of February 28, 1996, by and among INTERFACE, INC., a Georgia corporation ("Interface"), INTERFACE SCHERPENZEEL B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands ("Scherpenzeel B.V."), INTERFACE EUROPE LIMITED, a private company limited by shares organized and existing under the laws of England and Wales ("Europe Limited"; Interface, Scherpenzeel B.V. and Europe Limited referred to collectively herein as the "Borrowers"), SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), a banking corporation organized under the laws of the State of Georgia ("TCB"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), the other banks and lending institutions listed on the signature pages hereof (TCB, FNBC, and such other banks and lending institutions referred to collectively herein as the "Lenders"), SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), in its capacity as agent for those Lenders having outstanding Domestic Syndicated Loan Commitments or having outstanding Domestic Revolving Loans or Term Loans as provided in the Credit Agreement defined below (the "Domestic Agent"), THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as agent for those Lenders having outstanding Multicurrency Syndicated Loan Commitments or having outstanding Multicurrency Revolving Loans as provided in the Credit Agreement defined below (the "Multicurrency Agent"; the Domestic Agent and the Multicurrency Agent referred to collectively herein as the "Co-Agents"), and SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), in its capacity as collateral agent for the Co-Agents and the Lenders (the "Collateral Agent");


                              W I T N E S S E T H:


                 WHEREAS, the Borrowers, the Co-Agents, the Collateral Agent, and the Lenders are parties to a certain Credit Agreement dated as of January 9, 1995, as amended and restated by a certain Amended and Restated Credit Agreement dated as of June 30, 1995, and as further amended by a certain First Amendment to Amended and Restated Credit Agreement dated as of July 31, 1995, and by a certain Second Amendment to Amended and Restated Credit Agreement dated as of November 21, 1995 (as so amended and restated, the "Credit Agreement");

                 WHEREAS, Interface has requested that the domestic revolving credit facility under the Credit Agreement be increased from an aggregate principal amount of $140,000,000 to an aggregate principal amount of $190,000,000;

                 WHEREAS, Interface has further requested that it be permitted to borrow "Multicurrency Revolving Loans" pursuant to the terms of the Credit Agreement and to be a "Multicurrency Borrower" for all purposes thereunder;

                 WHEREAS, the Borrowers have requested that the Credit Agreement be amended so as to permit the incurrence by Interface and its Subsidiaries of certain additional indebtedness, and in certain other respects;

                 WHEREAS, the Domestic Syndicated Lenders have agreed to increase or decrease, as the case may be, the aggregate principal amounts of their respective Domestic Syndicated Loan Commitments to the amounts shown for such Domestic Syndicated Lenders on the signature pages to this Third Amendment, and the Multicurrency Syndicated Lenders have agreed to have Interface become a "Multicurrency Borrower" under the terms of the Credit Agreement, in each case subject to the terms, conditions, and requirements set forth in this Third Amendment;

                 WHEREAS, the Lenders and the Co-Agents have agreed to amend the Credit Agreement as requested by the Borrowers, subject to the terms, conditions and requirements set forth in this Third Amendment;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrowers, the Lenders, the Co-Agents and the Collateral Agent agree as follows:

1. DEFINED TERMS. Except as otherwise expressly defined herein, each capitalized term used in this Third Amendment that is defined in the Credit Agreement is used herein with the meaning assigned to such capitalized term in the Credit Agreement.

2.  AMENDMENTS TO SECTION 1.01 ("DEFINITIONS").

         (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms and definitions thereof in proper alphabetical order:

                 "Distributor Credit Facilities" shall mean, collectively, the unsecured lines of credit established by retail distributors of commercial products of the Consolidated Companies to fund such retail distributors' working capital needs and having maturities in each case no longer than two (2) years with annual renewals thereafter, as such lines of credit were in effect immediately prior to the time that Interface or its Subsidiaries acquired an ownership interest in, or all or a substantial portion of the assets or business of, such retail distributors.

                 "Senior Subordinated Notes Indenture" shall mean the Indenture dated as of November 15, 1995, by and among Interface, Bentley, Guilford (Delaware), Inc., Guilford of Maine, Inc., Interface Asia-Pacific, Inc., Interface Europe, Inc., Interface Flooring Systems, Inc., Interface Research Corporation, Pandel, Inc., Prince Street, Rockland React-Rite, Inc., and First Union National Bank of Georgia, pursuant to which Interface issued its Senior Subordinated Notes.

                 "Third Amendment Documents" shall mean, collectively, the Third Amendment to Credit Agreement, the promissory notes described in Sections 6.05(b) and (c), and the Second Master Amendment of Credit Documents described in Section 6.05(d).

                 "Third Amendment to Credit Agreement" shall mean the Third Amendment to Amended and Restated Credit Agreement dated as of February 28, 1996, by and among the Borrowers, the Lenders, the Co-Agents, and the Collateral Agent, together with all exhibits thereto.

                 "Third Closing Date" shall mean the date on or before February 28, 1996, on which the conditions set forth in Section 6.05 of this Agreement are satisfied or waived in accordance with Section 12.02 of this Agreement.

         (b) The defined terms and definitions thereof listed below that appear in the Credit Agreement are hereby amended by deleting said defined terms and definitions in their entirety and substituting in lieu thereof the following defined terms and definitions:

                 "Accepted Multicurrency Bid Rate" shall mean, with respect to a Multicurrency Bid Rate Loan made by a particular Multicurrency Bid Rate Lender for the relevant Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of one percent) offered by such Multicurrency Bid Rate Lender and accepted by or on behalf of a Multicurrency Borrower pursuant to Section 4.06(c)(5).

                 "Borrowers" shall mean, (i) with respect to the Term Loans and Domestic Revolving Loans, Interface, and (ii) collectively, with respect to the Multicurrency Revolving Loans, Interface, Scherpenzeel B.V. and Europe Limited, and their respective successors and permitted assigns.

                 "Domestic Syndicated Loan Commitments" shall mean, at any time for any Domestic Syndicated Lender, the amount of such commitment set forth opposite such Domestic Syndicated Lender's name on the signature pages of the Third Amendment to Credit Agreement, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 3.03, any assignment thereof pursuant to Section 12.06, or any amendment thereof pursuant to Section 12.02, such commitment including, without limitation, such Domestic Syndicated Lender's L/C Subcommitment.

                 "Guarantors" shall mean, collectively, Interface, Guilford of Maine, Inc., Guilford (Delaware), Inc., Interface Flooring Systems, Inc., Rockland React-Rite Inc., Interface Research Corporation, Interface Europe, Inc., Pandel, Inc., Interface Asia-Pacific, Inc., Bentley, Prince Street, Toltec Fabrics, Inc., Intek, Inc., and all other Material Subsidiaries (excluding Interface SPC) that are not Foreign Subsidiaries, and their respective successors and permitted assigns.

                 "Invitation for Multicurrency Bid Rate Quote" shall mean an invitation from or on behalf of a Multicurrency Borrower to each of the Multicurrency Syndicated Lenders to submit Multicurrency Bid Rate Quotes offering to make Multicurrency Bid Rate Loans, substantially in the form of Exhibit S hereto and transmitted by the Multicurrency Agent in accordance with
Section 4.06(c)(2).

                 "Material Subsidiary" shall mean (i) each Credit Party other than Interface, (ii) each other Consolidated Company listed in the definition of the term "Pledged Stock" in this Section 1.01, but excluding Guilford of Maine (Canada), Inc., Interface Heuga Singapore Pte Ltd., Interface Heuga Hong Kong Ltd., and Interface Heuga Australia Pty Ltd., and (iii) each other Subsidiary of Interface, now existing or hereafter established or acquired, that at any time prior to the Term Loan Final Maturity Date or Revolver/Multicurrency Maturity Date (whichever is last to occur), has or acquires total assets in excess of $10,000,000, or that holds any assets material to the operations or business of another Material Subsidiary (including, without limitation, each of Guilford of Maine (U.K.) Ltd., Guilford of Maine (Canada), Inc., Interface Heuga Singapore Pte Ltd., Interface Heuga Hong Kong Ltd., and Interface Heuga Australia Pty Ltd., at such time, if any, as any of them acquires total assets in excess of $10,000,000 or holds such material assets).

                 "Multicurrency Bid Rate Acceptance Notice" shall mean the notice given by or on behalf of a Multicurrency Borrower to the Multicurrency Agent accepting one or more Multicurrency Bid Rate Quotes as provided in
Section 4.06(c)(5).

                 "Multicurrency Bid Rate Facility" shall mean the credit facility being made available by the Multicurrency Syndicated Lenders to the Multicurrency Borrowers as described in Section 4.06(a).

                 "Multicurrency Bid Rate Loans" shall mean, collectively, the loans made to the Multicurrency Borrowers by the Multicurrency Bid Rate Lenders pursuant to Section 4.06.

                 "Multicurrency Bid Rate Quote" shall mean an offer or offers by a Multicurrency Syndicated Lender to make one or more Multicurrency Bid Rate Loans to a Multicurrency Borrower substantially in the form of Exhibit T hereto completed and delivered by such Multicurrency Syndicated Lender to the Multicurrency Agent in accordance with Section 4.06(c)(3).

                 "Multicurrency Bid Rate Quote Request" shall mean a request transmitted by or on behalf of a Multicurrency Borrower to the Multicurrency Agent for offers from the Multicurrency

Syndicated Lenders to make Multicurrency Bid Rate Loans substantially in the form of Exhibit R hereto completed and delivered to the Domestic Agent in accordance with Section 4.06(c)(1).

                 "Multicurrency Borrowers" shall mean, collectively, Interface, Scherpenzeel B.V. and Europe Limited.

                 "Multicurrency Swing Line Advance" shall mean a Borrowing in U.S. Dollars pursuant to Section 4.05 consisting of a Multicurrency Swing Line Loan (which may be made either as a Base Rate Advance or as a Multicurrency Transaction Rate Advance) made by the Multicurrency Swing Line Lender to a Multicurrency Borrower on the same date and interest rate basis and, if made as a Fixed Rate Advance, for the same Interest Period.

                 "Multicurrency Swing Line Borrowing Notice" shall mean the notice given by or on behalf of a Multicurrency Borrower to the Multicurrency Agent requesting a Multicurrency Swing Line Advance as provided in Section 4.05(c).

                 "Multicurrency Swing Line Loans" shall mean, collectively, the loans made to the Multicurrency Borrowers by the Multicurrency Swing Line Lender pursuant to Section 4.05.

                 "Multicurrency Syndicated Advance" shall mean a Borrowing pursuant to Section 4.02 consisting of the aggregate amount of Multicurrency Syndicated Loans made by the Multicurrency Syndicated Lenders to a Multicurrency Borrower at the same time, on the same interest rate basis and, if made as a Fixed Rate Advance, for the same Interest Period.

                 "Multicurrency Syndicated Borrowing Notice" shall mean the notice given by or on behalf of a Multicurrency Borrower to the Multicurrency Agent requesting one or more Multicurrency Syndicated Advances as provided in
Section 4.02(c).

                 "Multicurrency Syndicated Facility" shall mean the credit facility made available by the Multicurrency Syndicated Lenders to the Multicurrency Borrowers as described in Section 4.02(a).

                 "Multicurrency Syndicated Lenders" shall mean, collectively, the Lenders extending the Multicurrency Syndicated Loan Commitments to the Multicurrency Borrowers pursuant to Section 4.02(a).

                 "Multicurrency Syndicated Loans" shall mean, collectively, the loans made to a Multicurrency Borrower by the Multicurrency Syndicated Lenders pursuant to Section 4.02.

                 "Multicurrency Syndicated Notes" shall mean, collectively, the promissory notes evidencing the Multicurrency Syndicated Loans in the forms attached hereto as Exhibits C-1, C-2, and C-3 duly completed in accordance with the terms hereof.

                 "Multicurrency Transaction Rate" shall mean the rate of interest specified by the Multicurrency Swing Line Lender to a Multicurrency Borrower, or to Interface on behalf of a Multicurrency Borrower, as the case may be, as being applicable to a Multicurrency Swing Line Loan requested by or on behalf of a Multicurrency Borrower pursuant to Section 4.05(c).

                 "Multicurrency Transaction Rate Quote" shall mean an offer by the Multicurrency Swing Line Lender to make a Multicurrency Swing Line Loan to Interface, Scherpenzeel B.V. or Europe Limited at the Multicurrency Transaction Rate specified therein for the Interest Period to be applicable to the Multicurrency Swing Line Loan as specified therein, pursuant to Section 4.05(c).

                 "Notice of Multicurrency Conversion/Continuation" shall mean a notice given by or on behalf of a Multicurrency Borrower in respect of the conversion or continuation of an outstanding Multicurrency Syndicated Borrowing pursuant to Section 4.02(e).

                 "Pledged Stock" shall mean, collectively, (i) all issued and outstanding capital stock, together with all warrants, stock options, and other purchase and conversion rights with respect to such capital stock, of each of Guilford of Maine, Inc., Guilford (Delaware), Inc., Interface Flooring Systems, Inc., Interface Research Corporation, Rockland React-Rite, Inc., Pandel, Inc., Interface Europe, Inc., Interface Asia-Pacific, Inc., Bentley, Prince Street, Toltec Fabrics, Inc., Intek, Inc., and all other Material Subsidiaries of Interface organized in the United States other than Interface SPC, and (ii) 66% of all issued and outstanding capital stock, together with 66% of all warrants, stock options, and other purchase and conversion rights with respect to such capital stock, of Europe Limited, Interface Europe B.V., Interface Heuga Singapore Pte Ltd., Guilford of Maine (Canada), Inc., Interface Flooring Systems (Canada), Inc., Interface Heuga Japan Ltd., Interface Heuga Hong Kong Ltd., Interface Heuga Australia Pty Limited, and all other Material Subsidiaries that are Foreign Subsidiaries directly owned by Interface and/or one or more other Subsidiaries organized in the United States; provided, however, that upon (A) the liquidation, dissolution, or similar proceeding with respect to Interface Heuga Japan Ltd. pursuant to which one of the Consolidated Companies listed in clause (i) above succeeds to the assets and business of Interface Heuga Japan Ltd. and (B) the Collateral Agent's receipt of evidence reasonably satisfactory to it that the events in the foregoing clause (A) have occurred, the term "Pledged Stock" shall no longer include any capital stock, warrants, stock options, or other purchase or conversion rights with respect to the capital stock of Interface Heuga Japan Ltd., and the Collateral Agent shall execute such documents as it may deem appropriate for the release of any pledge or security interest therein previously granted to the Collateral Agent.

3. AMENDMENT TO ARTICLE 3 ("DOMESTIC REVOLVING LOANS"). Article 3 of the Credit Agreement is hereby amended by adding at the end of said Article 3 a new
Section 3.08 as follows:


                 SECTION 3.08. INCREASE IN DOMESTIC SYNDICATED LOAN COMMITMENTS ON THIRD CLOSING DATE.

                 (a) On the Third Closing Date, the aggregate Domestic Syndicated Loan Commitments of the Lenders shall be increased from $140,000,000 in aggregate principal amount to $190,000,000 in aggregate principal amount, with such aggregate increase being the result of increases in Domestic Syndicated Loan Commitments by certain of the Lenders, decreases in the Domestic Syndicated Loan Commitments of certain other Lenders, and the issuance by PNC Bank, N.A. of a new Domestic Syndicated Loan Commitment in the amount of $10,000,000. After giving effect to the foregoing actions, the Domestic Syndicated Loan Commitments of the Lenders (including PNC Bank, N.A.) shall be as set forth on the signature pages to the Third Amendment to Credit Agreement. On the Third Closing Date, all outstanding Domestic Syndicated Loans that had been borrowed or previously continued or converted prior to the Third Closing Date shall be prepaid in full, together with all interest accrued and unpaid thereon through the date of such prepayment occurring and all amounts required to be paid pursuant to Section 5.12 of the Credit Agreement as a result of such prepayment occurring on a date other than the last day of an Interest Period. All Borrowings of Domestic Syndicated Loans pursuant to
         Section 3.02 (including, without limitation, all such Borrowings made by Interface on the Third Closing Date to prepay all Domestic Syndicated Loans then outstanding) and all continuations and conversions of outstanding Domestic Syndicated Loans pursuant to
         Section 3.02 occurring after the Third Closing Date shall be made on the basis of the revised Domestic Syndicated Loan Commitments as provided in the Third Amendment to Credit Agreement. All Domestic Bid Rate Loans outstanding on the Third Closing Date and scheduled to mature after the Third Closing Date shall continue to remain outstanding in accordance with their respective terms and shall not be repaid or otherwise affected by the transactions described in this
         Section 3.08.

                 (b) Interface's obligations to pay the principal of, and interest on, all Domestic Syndicated Loans under the Domestic Syndicated Notes being executed and delivered on the Third Closing Date by Interface pursuant to Section 6.05(b) of the Third Amendment to Credit Agreement shall be evidenced by the records of the Domestic Agent and each such Lender and by such Domestic Syndicated Note payable to such Lender completed in conformity with this Agreement.

                 (c) From and after the Third Closing Date, all references in this Agreement to the Domestic Syndicated Loan Commitments shall be deemed to include the Domestic Syndicated Loan Commitments as increased by this Section 3.08 (subject, however, to subsequent increases or decreases from time to time as a result of any reduction thereof pursuant to the provisions of this Agreement).


4. AMENDMENT TO SECTION 5.05 ("FEES"). Section 5.05 of the Credit Agreement is hereby amended by adding at the end of said Section 5.05 a new subsection (f) as follows:

                 (f) On the Third Closing Date, Interface shall pay to the Domestic Agent, (x) for the benefit of each Domestic Syndicated Lender whose Domestic Syndicated Loan Commitment is being increased pursuant to the terms of the Third Amendment to Credit Agreement a facility fee in an amount equal to one-fifth of one percent (.20%) of the amount of such increase in such Domestic Syndicated Lender's Domestic Syndicated Loan Commitment, and (y) for the benefit of PNC Bank, N.A., a facility fee in an amount equal to one-fifth of one percent (.20%) of the amount of its Domestic Syndicated Loan Commitment issued on the Third Closing Date.


5.       AMENDMENTS TO ARTICLE 6 ("CONDITIONS TO BORROWINGS").

         (a) Section 6.04 of the Credit Agreement is hereby amended by deleting subsection (f) of said Section 6.04 in its entirety and substituting in lieu thereof new subsections (f) and (g) as follows:

                 (f) Interface shall have given to the Co-Agents with its notice of Borrowing written notice of its intent to use any proceeds of any Loan then being requested for the purchase or carrying of any "margin stock" (as defined in the Margin Regulations); and

                 (g) The Co-Agents shall have received such other documents (including, without limitation, any necessary Federal Reserve Form U-1 or other similar form required by the Margin Regulations) or legal opinions as the Co-Agents or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Co-Agents.

         (b) Article 6 of the Credit Agreement is hereby amended by adding at the end of said Article 6 a new Section 6.05 as follows:

                 SECTION 6.05. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIRD AMENDMENT TO CREDIT AGREEMENT. At the time of the effectiveness of the Third Amendment to Credit Agreement on the Third Closing Date, all obligations of the Borrowers hereunder incurred prior to such date and being due and payable on or before the Third Closing Date (including, without limitation, the Borrowers' obligations to reimburse the reasonable fees and expenses of counsel to the Co-Agents and any fees and expenses payable to the Co-Agents and the Lenders as agreed with Interface), shall have been paid in full, and the Co-Agents shall have received the following, in form and substance satisfactory in all respects to the Co-Agents:

                 (a) The duly executed counterparts of the Third Amendment to Credit Agreement;

                 (b) The duly completed Domestic Syndicated Notes payable to each of the Domestic Syndicated Lenders whose respective Domestic Syndicated Loan Commitments have been increased or decreased pursuant to the terms of the Third Amendment to Credit Agreement, in the form of Exhibit B-2 attached to the Third Amendment to Credit Agreement, and a Domestic Syndicated Note and Domestic Bid Rate Note payable to PNC Bank, N.A., substantially in the respective forms of Exhibit B-1 and Exhibit L attached to the Credit Agreement, all as executed on behalf of Interface;

                (c) The duly completed Multicurrency Syndicated Notes payable to the Multicurrency Syndicated Lenders in the form of Exhibit C-3 attached to the Third Amendment to Credit Agreement, the Multicurrency Swing Line Note payable to FNBC substantially in the form of Exhibit M attached to the Credit Agreement, and the Multicurrency Bid Rate Notes payable to the Multicurrency Syndicated Lenders substantially in the form of Exhibit N attached to the Credit Agreement, each as executed on behalf of Interface;

                 (d) The Second Master Amendment of Credit Documents, in the form of Exhibit Z attached to the Third Amendment to Credit Agreement, as executed on behalf of the Borrowers, the Guarantors, and the Collateral Agent;

                 (e) The certificate of the Borrowers, in the form of Exhibit AA attached to the Third Amendment to Credit Agreement, as executed on behalf of the Borrowers;

                 (f) The certificate of the Secretary or an Assistant Secretary of each of the Borrowers and the Guarantors (or, in the case of any Foreign Subsidiary, a comparable company officer) attaching and certifying copies of the resolutions of the board of directors (or, in the case of any Foreign Subsidiary, the comparable governing body of such entity) of the Borrower or the Guarantor, as the case may be, authorizing as applicable, the execution, delivery and performance of the Third Amendment Documents;

                 (g) The certificate of the Secretary or an Assistant Secretary of each of the Borrowers and the Guarantors (or, in the case of any Foreign Subsidiary, a comparable company officer) certifying (i) the name, title and true signature of each officer of such Borrower or Guarantor, as the case may be, executing the Third Amendment Documents, and (ii) the bylaws or comparable governing documents of such Borrower or Guarantor;

                 (h) A certified copy of the certificate or articles of incorporation of each of the Borrowers and Guarantors (or comparable organizational document of each Foreign Subsidiary), together with a certificate of good standing or existence, as may be available from the Secretary of State (or comparable office or registry for each Foreign Subsidiary) of the jurisdiction of incorporation or organization of such Borrower or Guarantor;

                 (i) Copies of all documents and instruments, including all consents, authorizations and filings, required or advisable under any Requirement of Law or by any material Contractual Obligation of the Borrowers or the Guarantors, in connection with the execution, delivery, performance, validity and enforceability of the Credit Documents, the Third Amendment Documents, and the other documents to be executed and delivered hereunder, and such consents, authorizations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired; and

                 (j) The favorable opinion of Kilpatrick & Cody, United States counsel to Interface and the other Borrowers and Guarantors, substantially in the form of Exhibit BB attached to the Third Amendment to Credit Agreement.

In addition to the foregoing, all corporate proceedings and all other legal matters in connection with the authorization, legality, validity, and enforceability of the documents described in this Section 6.05 shall have been reasonably satisfactory in form and substance to the Required Lenders.


6. AMENDMENT TO SECTION 9.01 ("INDEBTEDNESS"). Section 9.01 of the Credit Agreement is hereby amended by deleting subsection (l) of said Section
9.01 in its entirety and substituting in lieu thereof  new subsections (l) and
(m) as follows:

                 (l) Indebtedness in an aggregate principal amount not to exceed $20,000,000 under the Distributor Credit Facilities (including, without limitation, Indebtedness arising from any Guaranty by Interface or its Subsidiaries required to be given in respect of a portion of the Distributor Credit Facilities in connection with the acquisition of ownership interests in any retail distributor), together with any extensions or renewals of such Distributor Credit Facilities to the extent that such extensions or renewals do not increase the respective principal amounts that may be outstanding under such Distributor Credit Facilities; and

                 (m) other Indebtedness not to exceed $10,000,000 at any one time outstanding.

         7. AMENDMENT TO SECTION 12.06 ("BENEFIT OF AGREEMENT"). Subsection (c) of Section 12.06 of the Credit Agreement is hereby amended by deleting the third sentence of subsection (c) in its entirety and substituting in lieu thereof the following sentence:

                 Notwithstanding the foregoing, the assigning Lender must retain after the consummation of such Assignment and Acceptance, a minimum aggregate amount of Commitments and Term Loans of $10,000,000; provided, however, no such minimum amount shall be required with respect to any such assignment
                 (i) made at any time there exists an Event of Default hereunder, or (ii) where such Lender is assigning the entire amount of its Commitments and Term Loans hereunder.


8.       NEW LENDER; LENDER INFORMATION.

         (a) On and after the Third Closing Date, PNC Bank, N.A. shall, for all purposes of the Credit Agreement and the other Credit Documents, be a "Lender" and a "Domestic Syndicated Lender", having in effect the Domestic Syndicated Loan Commitment and the L/C Subcommitment as shown for PNC Bank, N.A. on its signature page attached to this Third Amendment. The address for notices and specification of the Domestic Lending Office and Eurodollar Lending Office of PNC Bank, N.A. shall be as shown on its signature page as attached to this Third Amendment. PNC Bank, N.A. agrees that, on and after the Third Closing Date, PNC Bank, N.A. shall be a party to the Credit Agreement and Letter of Credit Agreement and hereby assumes and agrees to pay and perform all obligations that it may have or incur as a "Lender" or as a "Domestic Syndicated Lender" under the terms of the Credit Agreement and Letter of Credit Agreement, with the same extent and with the same effect as though PNC Bank, N.A. had been an original party to the Credit Agreement and Letter of Credit Agreement.

         (b) The parties agree that, with respect of to each of the Lenders, the address for notices and specification of the Domestic Lending Offices and Eurodollar Lending Offices of such Lenders shall be as shown on the signature pages for such Lenders attached to this Third Amendment.


9.       ADDITIONAL EXHIBITS.

         (a) Exhibit B (Form of Revolving Credit Note) attached to the Credit Agreement is hereby re-designated as Exhibit B-1.

         (b) The Credit Agreement is hereby amended by adding to the Credit Agreement the following exhibits attached to this Third Amendment and made a part of the Credit Agreement by this reference: Exhibit B-2 (Form of Domestic Syndicated Note), Exhibit C-3 (Form of

Multicurrency Syndicated Note from Interface), Exhibit Z (Form of
Second Master Amendment of Credit Documents), Exhibit AA (Form of
Third Closing Certificate), and Exhibit BB (Form of Opinion of
Kilpatrick & Cody).


10. WAIVER FOR C-TEC INDUSTRIAL DEVELOPMENT REVENUE BONDS. Interface has advised the Lenders that Interface intends to acquire all of the outstanding capital stock of C-Tec, Inc., a Michigan corporation ("C-Tec"), on or about February 29, 1996, and that, at the time of such acquisition, there will remain outstanding the $4,385,000 aggregate original principal amount of Limited Obligation Revenue Bonds (C-Tec, Inc. Project) issued by the Michigan Strategic Fund (the "C-Tec Bonds"), supported by an irrevocable letter of credit issued by Old Kent Bank and Trust Company for the account of C-Tec (the "C-Tec Letter of Credit") and secured by certain property of C-Tec. Interface has further advised the Lenders that the aggregate principal amount outstanding under the C-Tec Bonds as of February 28, 1996, is $2,970,000.00. The Lenders hereby agree to waive any Default or Event of Default that may otherwise occur or exist pursuant to Section 9.01 of the Credit Agreement as a result of the Indebtedness of C-Tec or Interface in respect of the C-Tec Bonds or the C-Tec Letter of Credit, or pursuant to Section 9.02 of the Credit Agreement as a result of the Liens on property of C-Tec securing its obligations in respect of the C-Tec Bonds and the C-Tec Letter of Credit, in each case from the date of Interface's acquisition of C-Tec through April 30, 1996, at which time the foregoing waiver shall automatically terminate and cease to have any further force or effect. Interface agrees that, on or before May 1, 1996, it will cause the C-Tec Letter of Credit to be replaced by a Letter of Credit issued pursuant to the Letter of Credit Agreement and/or other appropriate action to be taken so that the existence of the Indebtedness in respect of the C-Tec Bonds or Liens on property of C-Tec do not result in the occurrence or existence of any Default or Event of Default under the Credit Agreement on or after May 1, 1996. Except as expressly provided in this paragraph 10, no other waiver of any provisions of the Credit Agreement shall be deemed to have been agreed or granted by the Lenders in respect of the transactions described herein.


11. AMENDMENT FEE. Interface agrees to pay to the Domestic Agent, for the account of each Lender, on or before the Third Closing Date, a fee for each Lender in the amount of $5,000 in connection with this Third Amendment.


12. REPRESENTATIONS AND WARRANTIES. Each of Interface (as to itself and all other Consolidated Companies) and each of the other Borrowers (as to itself and all of its Subsidiaries) represents and warrants to the Lenders as follows:

         (a) All representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof (except that the representation and warranty set forth in Section 7.19 of the Credit Agreement shall not be deemed to relate to any time subsequent to the date of the initial Loans under the Credit Agreement);

         (b) No Default or Event of Default has occurred and is continuing on the date hereof;

         (c) Since the date of the most recent financial statements of the Consolidated Companies submitted to the Lenders pursuant to Section 8.07(b), there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not any notice with respect to such change has otherwise been furnished to the Lenders pursuant to Section 8.07);

         (d) Each of the Borrowers and the Guarantors has the corporate power and authority to make, deliver and perform their respective obligations under this Third Amendment and the other Third Amendment Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of the Third Amendment Documents. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Borrower or Guarantor, or the validity or enforceability against any Borrower or Guarantor, of any of the Third Amendment Documents, other than such consents, authorizations or filings which have been made or obtained (including without limitation, any necessary consultations with any Borrower's supervisory board, works council ("Ondernemingsraad") or similar body);

         (e) Each of the Third Amendment Documents has been duly executed and delivered by each of the Borrowers and the Guarantors, as applicable, and each of the Third Amendment Documents constitutes the legal, valid and binding obligations of the Borrowers and the Guarantors, respectively, enforceable against the Borrowers and the Guarantors in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance by the Borrowers and the Guarantors of the Third Amendment Documents will not violate any Requirement of Law or cause a breach or default under any of their respective contractual obligations; and

         (f) The "Consolidated Fixed Charge Coverage Ratio" (as defined in the Senior Subordinated Notes Indenture) of Interface is greater than 2.0 to
1.0 and, accordingly, the Senior Subordinated Notes Indenture does not restrict or limit the amount of indebtedness that may be incurred by Interface or any of its Subsidiaries, and all of the Obligations under the Credit Documents (as amended on the date hereof) constitute "Senior Indebtedness" for all purposes of the Senior Subordinated Notes Indenture.

13. REFERENCES TO CREDIT AGREEMENT. On and after the date this Third Amendment becomes effective as provided in Section 6.05 of the Credit Agreement, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Third Amendment. The parties further confirm and agree that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) except as expressly amended by the Second Master Amendment of Credit Documents described in Section 6.05(d) of the Credit Agreement, all other Credit Documents remain in full force and effect in accordance with their respective terms.


14. AMENDMENT TO LETTER OF CREDIT AGREEMENT. Each of the Domestic Syndicated Lenders, by its execution and delivery of this Third Amendment, hereby confirms and agrees to the amendments to the Letter of Credit Agreement effected by the Second Master Amendment of Credit Documents described in
Section 6.05(d) and agrees to be bound in all respects by the terms thereof.


15. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


16. MISCELLANEOUS. This Third Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Third Amendment shall be binding on and shall inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.

                                        INTERFACE, INC.


                                        By:
                                           ---------------------------
                                             Daniel T. Hendrix
                                             Vice President


                                        INTERFACE SCHERPENZEEL, B.V.


                                        By:
                                           ---------------------------
                                             Daniel T. Hendrix
                                             Attorney-in-Fact

                                        INTERFACE EUROPE LIMITED


                                        By:
                                           ---------------------------
                                             Daniel T. Hendrix
                                             Attorney-in-Fact

                                        SUNTRUST BANK, ATLANTA
                                        (FORMERLY TRUST COMPANY BANK),
                                          AS DOMESTIC AGENT AND
                                          COLLATERAL AGENT


                                        By:
                                           ---------------------------
                                        Name:
                                        Title:


                                        By:
                                           ---------------------------
                                        Name:
                                        Title:

                                        THE FIRST NATIONAL BANK
                                           OF CHICAGO, AS
                                           MULTICURRENCY AGENT


                                        By:
                                           ---------------------------
                                        Name:
                                        Title:

Address for Notices:                       SUNTRUST BANK, ATLANTA
                                           (FORMERLY TRUST COMPANY BANK)
One Park Place, N.E.
Atlanta, Georgia  30303
Attn:  John K. Shoffner                    By:
                                              ---------------------------
                                           Name:
                                           Title:
Telex No.:   542210
Answerback:  TRUSCO INT ATL
                                           By:
                                              ---------------------------
                                           Name:
                                           Title:
Domestic Lending Office:

One Park Place, N.E.
Atlanta, Georgia  30303

Telex No.:   542210
Answerback:  TRUSCO INT ATL

Eurocurrency Lending Office:

One Park Place, N.E.
Atlanta, Georgia  30303

Telex No.:   542210
Answerback:  TRUSCO INT ATL

                                                              PRO RATA
                                             AMOUNT            SHARE
                                             ------           --------

TERM LOAN COMMITMENT:                    $  4,500,000.00        9.0000%

DOMESTIC SYNDICATED
   LOAN COMMITMENT:                      $ 19,625,000.00       10.3289%

DOMESTIC SWING LINE
   COMMITMENT:                           $  5,000,000.00      100.0000%

L/C SUBCOMMITMENT:                       $  4,131,578.95       10.3289%



MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                         $  6,600,000.00        11.0000%

TOTAL COMMITMENT
(EXCLUDING DOMESTIC
SWING LINE):                             $ 30,725,000.00        10.2417%


Address for Notices:                       THE FIRST NATIONAL BANK
Mail Suite 0374                              OF CHICAGO
One First National Plaza
Chicago, Illinois  60670-0374
Attention:  Al R. Chircop
                                        By:
                                           --------------------------------
                                        Name:
Telex No.:   4330253                    Title:
  Answerback:  FNBC UI
Telecopy No.:    312/732-3885

Administrative Office:

One First National Plaza
Chicago, Illinois  60670
Attention:  Al R. Chircop

Payment Offices:

(See Schedule 4.01)


                                                              PRO RATA
                                             AMOUNT            SHARE
                                             ------           --------

TERM LOAN COMMITMENT:                    $  4,500,000.00        9.0000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                         $ 11,225,000.00        5.9079%

L/C SUBCOMMITMENT:                       $  2,363,157.89        5.9079%

MULTICURRENCY LOAN COMMITMENT:           $ 15,000,000.00       25.0000%

MULTICURRENCY SWING LINE
COMMITMENT:                              $  5,000,000.00      100.0000%

TOTAL COMMITMENT
(EXCLUDING MULTICURRENCY
SWING LINE):                             $ 30,725,000.00       10.2417%


Address for Notices:                               ABN AMRO BANK N.V.

Suite 1200, One Ravinia Drive
Atlanta, Georgia  30346
Attn:  Patrick Thom                                By:

                                                      --------------------------
                                                   Name:
Telephone:  404/396-0066                           Title:
Telecopy:   404/395-9188

Telex:      682 7258                               By:
Answerback: ABNBANKATL                               --------------------------
                                                   Name:
                                                   Title:
Domestic Lending Office:

ABN AMRO Bank N.V., Atlanta Agency
Suite 1200, One Ravinia Drive
Atlanta, GA  30346

Eurocurrency Lending Office:

ABN AMRO Bank N.V., Atlanta Agency
Suite 1200, One Ravinia Drive
Atlanta, GA  30346


                                                            PRO RATA
                                        AMOUNT               SHARE
                                        ------              --------

TERM LOAN COMMITMENT:                $  4,200,000.00         8.4000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                     $  1,643,333.00          .8649%

L/C SUBCOMMITMENT:                   $    345,964.84          .8649%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                     $ 15,000,000.00        25.0000%

TOTAL COMMITMENT:                    $ 20,843,333.00         6.9478%



Address for Notices:                       BANK SOUTH, A DIVISION OF
                                           NATIONSBANK, N.A. (SOUTH)
600 Peachtree Street, 19th Floor           (SUCCESSOR BY MERGER TO BANK SOUTH,
Atlanta, GA 30308-2214                     N.A.)
Attention: George Hodges
Telephone: 404/607-4591                    By:
Telecopy:   404/607-6323                      --------------------------------
                                           Name:
                                           Title:

                                           By:
                                              ---------------------------------
                                           Name:
With a copy to:                            Title:
c/o NationsBank, N.A.
100 North Tryon Street
Mail Code NC1-007-08-11
Charlotte, NC 28255
Attention: Lance Walton

Domestic Lending Office:

600 Peachtree Street
19th Floor
Atlanta, GA 30308-2214

Eurodollar Lending Office:

600 Peachtree Street
19th Floor
Atlanta, GA 30308-2214





                                                           PRO RATA
                                       AMOUNT                SHARE
                                       ------               --------

TERM LOAN COMMITMENT:             $  4,000,000.00           8.0000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                  $          0.00           0.0000%




L/C SUBCOMMITMENT:                $          0.00           0.0000%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                  $          0.00           0.0000%

TOTAL COMMITMENT:                 $  4,000,000.00           1.3333%



Address for Notices:                              THE BANK OF TOKYO LTD.,
                                                  ATLANTA AGENCY

5050 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia  30303                            By:
Attn:  Richard Davis                                  ------------------------
                                                   Name:
                                                   Title:
Telephone:   404/577-2960
Telecopy:    404/577-1155

Telex No.:   6827300
Answerback:  6827300BOT ATL


Domestic Lending Office:

5050 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia  30303

Eurodollar Lending Office:

5050 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia  30303





                                                                  PRO RATA
                                              AMOUNT               SHARE
                                              ------              --------
TERM LOAN COMMITMENT:                     $  3,200,000.00         6.4000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                          $ 18,593,333.00         9.7860%

L/C SUBCOMMITMENT:                        $  3,914,385.89         9.7860%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                          $          0.00         0.0000%

TOTAL COMMITMENT:                         $ 21,793,333.00         7.2644%



Address for Notices:                               CIBC, INC.

Canadian Imperial Bank of
  Commerce
Two Paces West                                     By:
2727 Paces Ferry Road, Suite 1200                     ------------------------
Atlanta, Georgia 30339                             Name:
Attn:  William C. Humphries                        Title:
       Vice President

Telephone:  404/319-4999
Telecopy:   404/319-4950

Domestic Lending Office:

Canadian Imperial Bank of Commerce
 Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia  30339

Eurocurrency Lending Office:

Canadian Imperial Bank of Commerce
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia  30339

                                                            PRO RATA
                                       AMOUNT                SHARE
                                       ------               --------

TERM LOAN COMMITMENT:             $  4,200,000.00            8.4000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                  $ 15,010,000.00            7.9000%

L/C SUBCOMMITMENT:                $  3,160,000.00            7.9000%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                  $  7,800,000.00           13.0000%

TOTAL COMMITMENT:                 $ 27,010,000.00            9.0033%


Address for Notices:                       CREDITANSTALT-BANKVEREIN

Two Ravinia Drive, Suite 1680
Atlanta, Georgia  30346
Attention: Craig Stamm                     By:
                                              --------------------------------
                                           Name:
Telephone: 770/390-1850                    Title:
Telecopy:   770/389-1851
                                           By:
                                              --------------------------------
                                           Name:
                                           Title:

Domestic Lending Office:

245 Park Avenue
New York, New York 10167

Eurodollar Lending Office:

45 Park Avenue
New York, New York 10167



                                                            PRO RATA
                                     AMOUNT                  SHARE
                                     ------                 --------

TERM LOAN COMMITMENT:            $  4,000,000.00            8.0000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                 $ 23,200,000.00           12.2105%

L/C SUBCOMMITMENT:               $  4,884,210.53           12.2105%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                 $          0.00            0.0000%

TOTAL COMMITMENT:                $ 27,200,000.00            9.0667%


Address for Notices:                       CREDIT LYONNAIS NEW YORK BRANCH

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400                                 By:  ---------------------------
Atlanta, GA  30303                              Name:
Attn:  Rainer Zeck                              Title:

Telephone:  404/524-3700
Telecopy:   404/584-5249                   CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                           By:  ---------------------------
                                                Name:
                                                Title:
Domestic Lending Office:

Credit Lyonnais New York
1301 Avenue of the Americas
New York, New York 10019

Eurodollar Lending Office:

Credit Lyonnais Cayman Island
c/o 1301 Avenue of the Americas
New York, New York 10019

                                                       PRO RATA
                                  AMOUNT                 SHARE
                                  ------               --------

TERM LOAN COMMITMENT:         $  3,200,000.00           6.4000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:              $ 18,593,333.00           9.7960%

L/C SUBCOMMITMENT:            $  3,914,385.89           9.7960%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:              $          0.00           0.0000%



TOTAL COMMITMENT:                        $21,793,333.00         7.2644%



Address for Notices:                     THE SUMITOMO BANK, LIMITED
                                         (ASSIGNEE OF THE DAIWA BANK, LIMITED)
233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606
Attn: Operations Manager                By:
                                           ---------------------------------
                                           Name:
                                           Title:

Telephone: 312/876-0181
Telecopy:  312/876-1995
                                        By:
                                           --------------------------------
                                            Name:
                                            Title:

Domestic Lending Office:

233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606


Eurodollar Lending Office:

233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

                                                          PRO RATA
                                     AMOUNT                 SHARE
                                     ------               --------
TERM LOAN COMMITMENT:            $  3,200,000.00           6.4000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                 $ 12,760,000.00           6.7158%

L/C SUBCOMMITMENT:               $  2,686,315.79           6.7158%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                 $          0.00           0.0000%


   TOTAL COMMITMENT:             $15,960,000.00            5.3200%


Address for Notices:                        FIRST UNION NATIONAL BANK OF
                                            GEORGIA


999 Peachtree Street, N.E.
12th Floor
Atlanta, Georgia  30309
Attn:  Michael S. Murphey                   By:
    Senior Vice President                      -------------------------
                                                Name:
                                                Title:
Telephone:  404/225-4004
Telecopy:   404/225-4255


Domestic Lending Office:

999 Peachtree Street, N.E.
12th Floor
Atlanta, Georgia  30309

Eurodollar Lending Office:

999 Peachtree Street, N.E.
12th Floor
Atlanta, Georgia  30309


                                                            PRO RATA
                                     AMOUNT                  SHARE
                                     ------                 --------


TERM LOAN COMMITMENT:            $  4,200,000.00            8.4000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                 $ 22,810,000.00           12.0053%

L/C SUBCOMMITMENT:               $  4,802,105.26           12.0053%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                 $          0.00            0.0000%

TOTAL COMMITMENT:                $ 27,010,000.00            9.0033%


Address for Notices:                               FLEET BANK OF MAINE


80 Exchange Street
Bangor, Maine  04401
Attn: Neil Buitenhuys                              By:
                                                       --------------------
                                                       Name:
Telephone:  207/941-6140 or 6180                       Title:
Telecopy:   207/941-6023


Domestic Lending Office:


511 Congress St., P.O. Box 1280
Portland, Maine 04104-5006


Eurodollar Lending Office:


511 Congress St., P.O. Box 1280
Portland, Maine 04104-5006




                                                           PRO RATA
                                      AMOUNT                SHARE
                                      ------               --------

TERM LOAN COMMITMENT:            $  2,400,000.00           4.8000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                 $ 14,320,000.00           7.5368%

L/C SUBCOMMITMENT:               $  3,014,736.84           7.5368%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                 $          0.00           0.0000%

TOTAL COMMITMENT:                $ 16,720,000.00           5.5733%


Address for Notices:                        NATIONSBANK, N.A.
                                            (FORMERLY KNOWN AS NATIONSBANK, N.A.
                                            (CAROLINAS) AND NATIONSBANK
                                            OF NORTH CAROLINA, N.A.)
100 North Tryon Street
Mail Code NC1-007-08-11
Charlotte, NC  28255                        By:
Attention:  Lance Walton                       --------------------------------
                                               Name:
                                               Title:

Telephone:  704/386-6744
Telecopy:   704/386-1270


Domestic Lending Office:


One Independence Center
101 North Tryon Street
Mail Code NC1-001-15-03
Charlotte, North Carolina  28255


Eurocurrency Lending Office:


One Independence Center
101 North Tryon Street
Mail Code NC1-001-15-03
Charlotte, North Carolina  28255


                                                          PRO RATA
                                     AMOUNT                SHARE
                                     ------               --------


TERM LOAN COMMITMENT:            $ 4,200,000.00            8.4000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                 $ 7,210,000.00            3.7947%

L/C SUBCOMMITMENT:               $ 1,517,894.74            3.7947%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                 $ 7,800,000.00           13.0000%

TOTAL COMMITMENT:                $19,210,000.00            6.4033%


Address for Notices:                        PNC BANK, N.A.

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265
Attn: Robert J. Mitchell, Jr.               By:
                                                -----------------------
                                                Name:
Telephone: 412/762-6547                         Title:
Telecopy:  412/762-6484


Domestic Lending Office:

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265


Eurodollar Lending Office:

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265


                                                           PRO RATA
                                    AMOUNT                  SHARE
                                    ------                 --------
TERM LOAN COMMITMENT:            $         0.00             0.000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                 $10,000,000.00            5.2632%

L/C SUBCOMMITMENT:               $ 2,105,263.16            5.2632%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                 $         0.00            0.0000%

TOTAL COMMITMENT:                $10,000,000.00            3.3333%



Address for Notices:                   WACHOVIA BANK OF GEORGIA, N.A.


191 Peachtree Street, N.E.
30th Floor
Atlanta, Georgia  30383
Attn:  Doug Strickland                 By:
                                          -----------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------
                                          Name:
Telecopy:  404/332-1382                   Title:
Telex:     404/332-6920
Answerback:   FNBAINTL

Domestic Lending Office:


191 Peachtree Street, N.E.
Atlanta, Georgia  30383


Eurocurrency Lending Office:


191 Peachtree Street, N.E.
Atlanta, Georgia  30383



                                                           PRO RATA
                                     AMOUNT                  SHARE
                                     ------                --------

TERM LOAN COMMITMENT:            $  4,200,000.00            8.4000%

DOMESTIC SYNDICATED
LOAN COMMITMENT:                 $ 15,010,000.00            7.9000%

L/C SUBCOMMITMENT:               $  3,160,000.00            7.9000%

MULTICURRENCY SYNDICATED
LOAN COMMITMENT:                 $  7,800,000.00           13.0000%

TOTAL COMMITMENT:                $ 27,010,000.00            9.0033%
